UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2014

YONGYE INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Nevada	001-34444	20-8051010
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

6th Floor, Suite 608, Xue Yuan International Tower,

No. 1 Zhichun Road, Haidian District, Beijing, PRC

(Address Of Principal Executive Offices) (Zip Code)

+86 10 8232 8866

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Event

On May 5, 2014, Yongye International, Inc. (the “Company”) issued a press release announcing that it has established June 6, 2014 as the date of its special meeting of stockholders to consider and vote on, among other things, the proposal to approve the previously announced Agreement and Plan of Merger dated as of September 23, 2013, as amended on April 9, 2014, among the Company, Full Alliance International Limited, Yongye International Limited and Yongye International Merger Sub Limited. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release may be deemed to be solicitation material in respect of the proposals described in the Company’s definitive proxy statement on Schedule 14A, filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 2, 2014. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents have been filed with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY, THE MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also are able to obtain these documents, as well as other filings containing information about the Company, the proposed merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at Yongye International, Inc., 6th Floor, Suite 608, Xue Yuan International Tower, No. 1 Zhichun Road, Haidian District, Beijing, PRC, telephone: +86 10 8231 8866. E-mail: ir@yongyeintl.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies are set forth in the definitive proxy statement and Schedule 13E-3 transaction statement relating to the proposed merger. Additional information regarding the interests of such potential participants is included in the definitive proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in the press release may be viewed as “forward-looking statements” within the meaning of Section 27A of U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual performance, financial condition or results of operations of the Company to be materially different from any future performance, financial condition or results of operations implied by such forward-looking statements. The accuracy of these statements may be affected by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. The Company undertakes no ongoing obligation, other than that imposed by law, to update these statements.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated May 5, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2014

YONGYE INTERNATIONAL, INC.

By:	/s/ Zishen Wu
Name: Zishen Wu
Title: Chief Executive Officer

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